UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material under Rule 14a-12

Miller/Howard High Income Equity Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)Title of each class of securities to which transaction applies:

2)Aggregate number of securities to which transaction applies:

3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)Proposed maximum aggregate value of transaction:

5)Total fee paid:

[ ]     Fee paid previously with preliminary materials.
[ ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)Amount Previously Paid:

2)

2) Form, Schedule or Registration Statement No.:
3)

3) Filing Party:
4)

4) Date Filed:

Miller/Howard High Income Equity Fund
(the “Fund”)
P.O. Box 1598, Kingston, NY 12402
The Fuller Building, 45 Pine Grove Avenue
Kingston, NY 12401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

August 1, 2023

To the Shareholders of the Fund:

Notice is hereby given that an Annual Meeting of Shareholders (the “Meeting”) of the Fund will be held at Miller/Howard Investments, Inc., The Fuller Builder, 45 Pine Grove Avenue, Suite 301, Kingston, NY 12401, on September 26, 2023 at 2:00 p.m. (Eastern Time), for the following purposes:

1.to elect two (2) Class II Trustees to the Board of Trustees of the Fund to serve for a three (3) year term expiring at the scheduled termination of the Fund but no later than 2026; and
2.to transact other such business as may properly come before the Meeting or any postponements or adjournments thereof.

The proposal to elect the Trustees is discussed in greater detail in the attached Proxy Statement.

The close of business on August 1, 2023 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW ANY PROXY PREVIOUSLY GIVEN AND VOTE IN PERSON.

By Order of the Board of Trustees of:
Miller/Howard High Income Equity Fund

/s/ Eva Horowitz

Eva Horowitz
Secretary of the Fund

Miller/Howard High Income Equity Fund
(the “Fund”)
P.O. Box 1598, Kingston, NY 12402
The Fuller Building, 45 Pine Grove Avenue, Suite 301
Kingston, NY 12401

ANNUAL MEETING OF SHAREHOLDERS

To Be Held September 26, 2023

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Fund for use at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on September 26, 2023, at 2:00 p.m. (Eastern Time), at Miller/Howard Investments, Inc., The Fuller Building, 45 Pine Grove Avenue, Suite 301, Kingston, NY 12401, and at any postponements or adjournments thereof. Shareholders of the Fund will meet and vote at the Meeting as to the proposal described herein. The Notice of the Meeting and the Proxy Statement with the accompanying proxy card will be mailed to shareholders on or about August 10, 2023. The following proposal (the “Proposal”) will be considered and acted upon at the meeting:

1.to elect two (2) Class II Trustees to the Board of Trustees of the Fund to serve for a three (3) year term expiring at the scheduled termination of the Fund but no later than 2026; and
2.to transact other such business as may properly come before the Meeting or any postponements or adjournments thereof.

Notice Regarding Term of the Fund
Pursuant to the Fund’s Declaration of Trust, the Fund has a 10-year term limit and will terminate on November 24, 2024, unless the Board of Trustees and/or shareholders take other action. Notwithstanding the foregoing, the Fund’s Declaration of Trust also provides that the Fund may be dissolved upon the approval of 75% of the Trustees. The Board of Trustees is currently considering, among other things, whether it would be in the best interest of the shareholders to dissolve the Fund as of its fiscal year ending on October 31, 2024.

Important Notice Regarding Internet Availability of Proxy Materials
This Proxy Statement is available free of charge on the Fund’s website at www.hiefund.com.

Other Methods of Proxy Solicitation
In addition to the solicitation of proxies by mail, officers and employees of Miller/Howard Investments, Inc., U.S. Bancorp Fund Services LLC (“US Bancorp”), the Fund’s administrator, and American Stock Transfer & Trust Company, LLC, the Fund’s transfer agent, may also solicit proxies by telephone, or in person and will not receive any compensation therefor from the Fund. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Shares (as defined below). The Fund has engaged American Stock Transfer & Trust Company, LLC for tabulation of proxies.

The Fund’s most recent annual and semi-annual reports, including audited financial statements have previously been delivered to shareholders. The Fund will furnish the Fund’s most recent annual and semi-annual reports to any shareholder upon request, without charge. Shareholders may request the Fund’s most recent annual and semi-annual reports by writing to the Fund at Miller/Howard High Income Equity Fund, P.O. Box 1598, Kingston, NY 12402 or calling the Fund at 1-845-679-9166, or via the Internet at www.hiefund.com.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting and has not been revoked, the Shares represented thereby will be voted “FOR” the Proposal listed in the Notice, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting or any postponements or adjournments thereof. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

The holders of one-third of the Shares entitled to vote on any matter at the Meeting present in person or by proxy shall constitute a quorum at the Meeting for purposes of conducting business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the chair of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment, if proposed by the chair of the Meeting, will require the approval of the affirmative vote of a majority of those Shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any Proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any Proposal against such adjournment.

The election of the nominees for Trustees of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Shares represented at the Meeting, if a quorum is present.

The close of business on August 1, 2023 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Fund’s Meeting and all postponements or adjournments thereof (the “Record Date”).

The Fund has one class of common shares of beneficial interest, par value $0.001 (the “Shares”). The holders of Shares are each entitled to one vote for each full Share and an appropriate fraction of a vote for each fractional Share held on such matters where such respective Shares are entitled to be cast. As of the Record Date, there were 18,690,675 Shares outstanding.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL:
ELECTION OF CLASS II NOMINEES
TO THE FUND’S BOARD OF TRUSTEES

Election of Class II Nominees (the “Nominees”) for the Fund’s Board of Trustees (the “Board”)
The Board is currently comprised of six (6) Trustees, five (5) of whom are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”) (the “Independent Trustees”): Catherine M. Johnston, Roger S. Conrad, James E. Hillman, Mayra Martinez-Sacco, Charles I. Leone, and Paul Kazarian. The Fund has three classes of Trustees. Ms. Johnston and Mr. Kazarian, Class I Trustees, were elected by shareholders to serve for a three-year term expiring at the scheduled termination of the Fund but no later than 2025 at the October 2022 annual meeting of shareholders. Mr. Conrad and Mr. Hillman, Class II Trustees, were elected by shareholders to a three-year term expiring in 2023 at the October 2020 annual meeting of shareholders. Mr. Leone and Ms. Martinez-Sacco, Class III Trustees, were elected by shareholders to a three-year term expiring in 2024 at the October 2021 annual meeting of shareholders. At a meeting of the Board held on June 12, 2023, the Board, upon the recommendation of the Nominating & Governance Committee, determined to submit to a vote of shareholders the election of James E. Hillman and Roger S. Conrad to serve for a three (3) year term expiring at the scheduled termination of the Fund but no later than 2026. Upon shareholder approval of all Nominees, the Board will be comprised of six (6) Trustees, five (5) of whom are Independent Trustees.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of James E. Hillman and Roger S. Conrad. Mr. Hillman and Mr. Conrad have indicated their consent to serve as a Class II Trustees if approved by shareholders at the Meeting. If Mr. Hillman or Mr. Conrad decline or otherwise become unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

The current Trustees of the Fund know of no reason why Mr. Hillman or Mr. Conrad would be unable to serve.

Information about the Nominees’ and each Trustee’s Experience
Provided below is a brief summary of the specific experience, qualifications, attributes or skills of Mr. Hillman and Mr. Conrad that warrant their consideration as a Nominee for the Board.

Mr. Hillman: Mr. Hillman is a business leader and a qualified financial expert. He is a former tax partner at Coopers & Lybrand (now PricewaterhouseCoopers) and Deloitte & Touche with a wealth of understanding of regulatory, tax, accounting, operations and economic aspects of managing a business. Mr. Hillman has extensive senior management experience in the financial services industry including various executive positions at major investment banks. He was a Director and Principal Financial Officer for Merrill Lynch Global Wealth Management where he was PFO of four registered investment advisers and multiple investment products including mutual fund, alternative investment products and a registered real estate fund. He has a comprehensive understanding of the Investment Company Act as well as Subchapter M of the Internal Revenue Code. He is also the author of: Regulated Investment Companies, (Little Brown & Company 1995). Mr. Hillman’s academic experience includes: Adjunct Professor of Corporate Taxation at the Fordham University MTA program. Mr. Hillman has served as an independent director of closed end funds for Citigroup Alternative Products and Nomura. He was also an interested director for BNY Hamilton Funds.

Mr. Conrad: Roger S. Conrad has advised investors on dividend paying stocks for more than 30 years. As founder and sole editor of Utility Forecaster from 1989 to 2013, he consistently drew high marks from the newsletter publishing industry’s primary independent rating resource, the Hulbert Financial Digest. Since 2013, Mr. Conrad has served as partner/managing director and senior editor at Capitalist Times LLC. Since 2014, Mr. Conrad has also been a managing director at Halcyon Capital LLC. Mr. Conrad is author of Power Hungry: Strategic Investing in Telecommunications, Utilities and Other Essential Services (John Wiley & Sons, Inc., 2002). He holds a Bachelor of Arts in Anthropology from Emory University and a Master of International Management from the Thunderbird Graduate School of International Management.

Biographical descriptions of the Trustees and the Nominees are set forth below.

Nominees

James E. Hillman: CFO and Treasurer, Notre Dame School. Mr. Hillman has a B.S. degree from Fordham University. Mr. Hillman is Certified Public Accountant.

Roger S. Conrad: Managing Director and Editor, Capitalist Times LLC; Managing Director, Halcyon Capital LLC; prior to January 2014, Investment Manager and Investment Committee Member, Leeb Capital Management; prior to April 2013, Editor, Investing Daily.

Other Trustees

Charles I. Leone: CFO and CCO of Oribel Capital Management, LP; CFO of Oribel Management, LLC; CFO of Oribel Capital GP, LLC; CFO of Oribel Investments LLC; CFO of Oribel Investments NJ LLC; CFO of Liahalza LLC. Mr. Leone has a B.S. degree from the School of Professional Accountancy, C.W. Post Center of Long Island University; and is a Certified Public Accountant and a Chartered Global Management Accountant.

Mayra Martinez-Sacco: Chief Executive Officer of Mayden Enterprises, LLC; Senior Consultant at Alignment Strategies; Managing Director and Business Manager (2009-2014), Managing Director and Group Head (2003-2009), Vice President and Group Head (2000-2003), and Vice President, Relationship Manager (1995-2000) at BNY Mellon. Ms. Martinez-Sacco has a B.S. degree from New York University.

Catherine M. Johnston: Chief Marketing Officer (since 2021), Miller/Howard Investments Inc; Head of Marketing (2019-2021) and Portfolio Specialist (2016-2018), Miller/Howard Investments Inc; Product Analyst, AllianceBernstein (2006-2016). Ms. Johnston has a B.A. degree from Hamilton College; and is a CFA Charterholder.

Paul Kazarian: Partner and portfolio Manager (since 2013), Saba Capital Management, L.P.; Director of Global Arbitrage and Trading Group (2007-2013), RBC Capital Markets. Mr. Kazarian has a B.A. degree from Bates College.

Additional Information about the Trustees, Nominees and the Fund’s Officers

Set forth in the table below are the Nominees, Trustees, and officers of the Fund, as well as their age, information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Address and Age (1)	Position(s) Held with the Fund	Term of Office and Length of Time Served with Funds in the Fund Complex*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee(2)
Roger S. Conrad (born July 1961)	Trustee Class II	Since 2014	Managing Director and Editor, Capitalist Times LLC; Managing Director Halcyon Capital LLC.	1	None
James E. Hillman (born March 1957)	Chairman of the Board, Class II	Since 2014	CFO and Treasurer, Notre Dame School.	1	Value Line Funds (7 series)
Catherine M. Johnston* (born May 1983)	President (Principal Executive Officer) and Trustee Class I	President and Trustee Since December 2020; Secretary (March 2019 to December 2020)	Chief Marketing Officer (since 2021), Head of Marketing (2019-2021) and Portfolio Specialist (2016-2018), Miller/Howard Investments Inc.	1	None
Paul Kazarian (born January 1984)	Trustee Class I	Since 2022	Partner and Portfolio Manager, Saba Capital Management, L.P.	1	Templeton Global Income Fund
Charles I. Leone (born July 1961)	Trustee Class III	Since 2014	CFO and CCO of Oribel Capital Management, LP; CFO of Oribel Management, LLC; CFO of Oribel Capital GP, LLC; CFO of Oribel Investments LLC; CFO of Oribel Investments NJ LLC; CFO of Liahalza LLC.	1	None
Mayra Martinez-Sacco (born April 1964)	Trustee Class III	Since 2021	Chief Executive Officer of Mayden Enterprises, LLC; Senior Consultant at Alignment Strategies.	1	None

* Ms. Johnston is considered an “Interested Trustee” because she is Chief Marketing Officer of Miller/Howard Investments, Inc., the Fund’s investment adviser (the “Adviser”).
(1)     Each Trustee may be contacted by writing to Miller/Howard High Income Equity Fund, P.O. Box 1598, Kingston, NY 12402.
(2)    This column includes only directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (i.e., “public companies”) or other investment companies registered under the 1940 Act.

No Trustee who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Officers of the Fund

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Catherine M. Johnston Miller/Howard Investments, Inc. 45 Pine Grove Ave, Suite 301 Kingston, NY 12401 (born May 1983)	President	President and Trustee Since December 2020; Secretary (March 2019 to December 2020)	Chief Marketing Officer (since 2021), Head of Marketing (2019-2021), and Portfolio Specialist (2016-2018), Miller/Howard Investments Inc.
Gregory Powell, PhD Miller/Howard Investments, Inc. 45 Pine Grove Ave, Suite 301 Kingston, NY 12401 (born January 1959)	Vice President	Indefinite Term, Since December 2020
Chief Investment Officer,
Miller/Howard Investments Inc. (since 2020); Deputy Chief Investment Officer, Miller/Howard Investments Inc. (2019-2020); Portfolio Manager and Research
Analyst, Miller/Howard Investments Inc. (2017-2019)

Brian Helhoski Miller/Howard Investments, Inc. 45 Pine Grove Ave, Suite 301 Kingston, NY 12401 (born September 1966)	Chief Financial Officer	Indefinite Term, Since January 2019	Chief Financial Officer, Miller/Howard Investments Inc. (since 2018), Controller, Miller/Howard Investments Inc. (2016-2018), Controller, SunWize Technologies/EcoClean Solar (prior to 2016)

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Eva Horowitz Miller/Howard Investments, Inc. 45 Pine Grove Ave, Suite 301 Kingston, NY 12401 (born February 1965)	Secretary	Indefinite Term, Since December 2020
Chief Operating Officer,
Miller/Howard Investments Inc. (since 2020); Director of Trading and Operations, Miller/Howard Investments Inc. (2018-2019); Director of Trading, Miller/Howard
Investments Inc. (2011-2018)

Charles Atkins Miller/Howard Investments, Inc. 45 Pine Grove Ave, Suite 301 Kingston, NY 12401 (born March 1975)	Chief Compliance Officer	Indefinite Term, Since 2018	Chief Compliance Officer, Miller/Howard Investments Inc. (since 2018), Director of Performance and Analytics, Miller/Howard Investments, Inc., Equity Trading Compliance (since 2012)

Trustees and Nominees Background*

	Conrad	Hillman	Johnston	Kazarian	Leone	Martinez-Sacco
Tenure/Age/Gender
Years on the Board	9	9	3	1	9	2
Birth date	July 1961	March 1957	May 1983	January 1984	July 1961	April 1964
Gender	M	M	F	M	M	F
Race/Ethnicity/Nationality
African American/Black
Asian/South Asian
White/Caucasian	X	X	X	X	X
Hispanic/Latino						X
*Based on self-identified information

Compensation of Trustees

Each Trustee who is not an Interested Trustee is compensated by an annual retainer and meeting fees. The table below sets forth the compensation structure for the Independent Trustees of the Fund:

Retainer	$25,000
Audit Committee Meeting Fee	$1,000
Nominating & Governance Committee Meeting Fee	$1,000
Chairman of Audit Committee Annual Fee	$5,000

Chairman of Nominating & Governance Committee Annual Fee	$2,500
Chairman of the Board Annual Fee	$10,000

The following is the total compensation paid to the Trustees/Nominee during the fiscal year ended October 31, 2021:

Name of Trustee/Nominee	Aggregate Compensation From the Fund(1)
Interested Trustee/Nominee
Catherine M. Johnston	$0
Independent Trustees
Roger S. Conrad	$32,500
James E. Hillman	$40,000
Paul Kazarian	$0
Charles I. Leone	$35,000
Mayra Martinez-Sacco	$30,000
(1)Includes all amounts paid for serving as Trustee of the Fund, as well as serving as Lead Independent Trustee or member of a committee.
(2)Ms. Johnston, as an Interested Trustee, was not compensated by the Fund or the Fund Complex for her services.

The Board met four times during the fiscal year ended October 31, 2022. Each Trustee then serving in such capacity attended at least 75% of the meetings of the Board and of any Committee of which he or she is a member.

Board Committees

In addition to serving on the Board, the Independent Trustees also serve on the following committees which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairperson of each committee. The Board may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.

Audit Committee. The members of the Fund’s Audit Committee are Charles I. Leone, Roger S. Conrad, Mayra Martinez-Sacco, and James E. Hillman, each of whom meets the independence standards established by the U.S. Securities and Exchange Commission (“SEC”) for audit committees and is independent for purposes of the 1940 Act. Charles I. Leone serves as chairman of the Fund’s Audit Committee. The Board has determined that Mr. Leone and Mr. Hillman are “audit committee financial experts” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Fund’s Audit Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Audit Committee’s charter is attached hereto as Appendix A. The Audit Committee is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal controls over financial reporting.

The Fund’s Audit Committee met two times during the fiscal year ended October 31, 2022. None of the members of the Audit Committee is an “interested person” of the Fund.

Nominating & Governance Committee. The members of the Fund’s Nominating & Governance Committee are Roger S. Conrad, James E. Hillman, Mayra Martinez-Sacco, and Charles I. Leone, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Roger S. Conrad serves as chairman of the Fund’s Nominating & Governance Committee. The Fund’s Nominating & Governance Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Nominating & Governance Committee’s charter is attached hereto as Appendix B. The Nominating & Governance Committee is responsible for selecting, researching, and nominating trustees for election by shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and Fund management. The Nominating & Governance Committee will consider proposed nominations for trustees by shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the President of the Fund, as the Nominating & Governance Committee deems appropriate.

The Fund’s Nominating & Governance Committee met once during the fiscal year ended October 31, 2022. None of the members of the Nominating & Governance Committee is an “interested person” of the Fund.

Board Leadership Structure

The Board is currently composed of six (6) Trustees, five (5) of whom are Independent Trustees. The Fund’s business and affairs are managed under the direction of its Board. Among other things, the Board sets broad policies for the Fund and approves the appointment of the Fund’s Administrator and officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund’s day-to-day affairs. Mr. Hillman is an Independent Trustee and serves as Chairman.

All of the Independent Trustees play an active role on the Board. The Independent Trustees comprise 83% of the Board and are closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to the Fund and its shareholders. The Independent Trustees are expected to meet separately (i) as part of each regular Board meeting and (ii) with the Fund’s Chief Compliance Officer, during at least one (1) Board meeting each year.

The Board reviews its leadership structure periodically as part of its annual self-assessment process.

Board Role in Risk Oversight

While the Board generally will consider day-to-day risk oversight to be a function of the Fund’s officers and personnel of the Adviser, the Board, as a whole, will carefully consider risk management matters and requests and receive reports on a variety of matters relevant to that function. By way of example:

•The Board will receive regular written reports on position size for the Fund, its investment size, correlation and liquidity profiles, and other commonly considered portfolio risk factors.
•The Board will regularly meet with the Fund’s Chief Compliance Officer to discuss specific risk management protocols overseen by the compliance department, such as compliance with various ongoing investment restrictions.

•The Board will regularly meet with senior management of the Adviser to discuss operational and business risks presented by dealings with the Adviser, such as reliance on key personnel and the Adviser’s ownership structure, affiliate relationships and financial position.
•The Board will regularly consider questions relating to the valuation of the Fund.
•The Board will review certain operational risks presented by dealings with such service providers as the custodian and administrator.
•The Audit Committee will periodically meet with the Fund’s officers and the Fund’s independent public accounting firm to discuss matters of risk management relating to financial and accounting controls and to discuss financial reporting, tax, and other matters.

The Board does not maintain a specific committee devoted to risk management responsibilities, in part because the Board believes that its small size does not require streamlining of this function by committee.

The Board believes that this role in risk oversight is appropriate. The Board believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund, the Adviser and the Fund’s other service providers.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to either the Fund’s office or directly to such Trustee(s) at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Codes of Ethics

The Fund and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

Audit Committee Reports

The Audit Committee acts according to an Audit Committee charter. Charles I. Leone serves as Chairman of the Audit Committee of the Board. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of the Fund, including, but not limited to, the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; the integrity of the Fund’s financial statements; the adequacy of the Fund’s overall system of internal controls; legal and regulatory matters presented by legal counsel and the Fund’s independent auditors that may have a material impact on the Fund’s financial statements; the qualification and independence of the Fund’s independent registered public accounting firm; and the review of the report required to be included in the Fund’s annual proxy statement by the rules of the SEC. The Audit Committee is also required to prepare an audit committee report to be included in the Fund’s annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. The Audit Committee operates pursuant to a charter that was most recently reviewed and approved by the Board on September 12, 2022. A copy of the Audit Committee’s charter is attached hereto as Appendix A. As set forth in the charter, the function of the Audit Committee is oversight; it is the responsibility of the Adviser to maintain appropriate systems for accounting and internal control, and the independent auditor’s responsibility to plan and carry out a proper audit. The independent registered public accounting firm is ultimately accountable to the Board and to the Audit Committee, as representatives of the Fund’s shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

The Audit Committee has: (a) reviewed and discussed the Fund’s audited financial statements with the management of the Fund; (b) discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, of the Public Company Accounting Oversight Board (“PCAOB”), Communications with Audit Committees, and Rule 2-07 of SEC regulation S-X; (c) received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended October 31, 2022.

Nominee/Trustee Beneficial Ownership of Fund Shares

The following table shows the dollar range of Shares beneficially owned by each Trustee/Nominees in the Fund of the Miller/Howard High Income Equity Fund as of April 30, 2023:

Name of Trustee	Dollar Range of Equity Securities in the Fund
Roger S. Conrad	$10,001-$50,000
James E. Hillman	Over $100,000
Catherine M. Johnston	$10,001-$50,000
Paul Kazarian	$0

Name of Trustee	Dollar Range of Equity Securities in the Fund
Charles I. Leone	$1-$10,000
Mayra Martinez-Sacco	$10,001-$50,000

As of April 30, 2023, Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.

Other Board Related Matters

The Fund does not require Trustees to attend its Annual Meeting of Shareholders.

Required Vote

The election of Mr. James E. Hillman and Mr. Roger S. Conrad as Class II Trustees of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by holders of shares of beneficial interest of the Fund represented at the Meeting, if a quorum is present.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

GENERAL INFORMATION

Five Percent Shareholders

As of the close of business on April 30, 2023, the following persons were the only persons who were record owners or, to the knowledge of management, were beneficial owners of 5% or more of each Fund’s outstanding Shares.

Name and Address of Owner	Percent Ownership of Share Class	Number of Shares Beneficially Owned
Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor New York, NY 10174-7199	15.5	2,892,877
Atlas Wealth LLC 9301 Montgomery Rd, Suite 2A Cincinnati, OH 45242	8.0	1,488,183
Sit Investment Associates Inc 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	6.1	1,147,251

Name and Address of Owner	Percent Ownership of Share Class	Number of Shares Beneficially Owned
Morgan Stanley & Co LLC 1585 Broadway Avenue New York, NY 10036	5.9	1,111,076
RiverNorth Capital Management LLC 325 North LaSalle, Suite 645 Chicago, IL 60654	5.8	1,078,252

Additional Information

To request a copy of the Fund’s semi-annual report or annual report, without charge, please call 845-679-9166 or write to Miller/Howard High Income Equity Fund, P.O. Box 1598, Kingston, NY 12401.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), 555 East Wells Street, Suite 1400, Milwaukee, WI 53202, served as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended October 31, 2022 and audited the Fund’s annual financial statements for the last fiscal year ending October 31, 2022. The Fund does not know of any direct financial or material indirect financial interest of Deloitte in the Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Independent Auditor Fees

The chart below sets forth the aggregate fees for professional services rendered by Deloitte for services performed during each of the last two (2) fiscal years ended October 31, 2022 and breaks down these amounts by category of service:

	Fiscal Year ended October 31, 2022	Fiscal Year ended October 31, 2021
Audit Fees	$56,164	$56,898
Audit-Related Fees	$0	$0
Tax Fees	$10,679	$10,364
All Other Fees	$0	$0
Total	$66,843	$67,262

Audit Fees

Audit Fees are those fees for professional services provided by Deloitte for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. Additionally, audit fees can include comfort letters, statutory audits, consents and other services related to SEC matters.

Audit-Related Fees

Audit-Related Fees principally includes fees for assurance and related services by Deloitte that were reasonably related to the performance of the audit of the Fund’s financial statements and that were not reported under “Audit Fees.” There were no Audit-Related Fees billed to the Fund for the fiscal year ended October 31, 2022 and for the fiscal year ended October 31, 2021.

Tax Fees

Tax Fees primarily includes fees related to tax compliance services. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute and review amounts to be included in tax filings.

All Other Fees

All Other Fees includes fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees.” There were no Other Fees billed to the Fund for the fiscal year ended October 31, 2022 and for the fiscal year ended October 31, 2021.

Pre-Approval Policies and Procedures

Per the Fund’s Audit Committee Charter, the Audit Committee shall pre-approve all audit services, audit-related services, tax services and other services provided by the Fund’s independent auditors. Additionally, the Committee shall receive and review specific representations from the Fund’s independent auditors with respect to the independence of such auditors, audit partner rotation, and conflicts of interest described in Section 10A(1) of the Exchange Act, and to consider whether the provisions of any non-audit services by the independent auditors is compatible with maintaining the independence of those auditors.

All hours spent on the audit of the Fund for the fiscal year ended October 31, 2022 were spent by Deloitte’s full-time employees. Additionally, the aggregate non-audit fees billed by Deloitte for services rendered to the Adviser for the fiscal year ended October 31, 2022 for the fiscal year ended October 31, 2021 were $0 and $0, respectively.

Principal Accountant’s Independence

The Audit Committee of the Fund did consider whether the provision of the specific non-audit services billed to the Adviser were compatible with maintaining the principal accountant’s independence. In doing so, the Audit Committee principally relied on Deloitte’s representation that they were independent in providing those services.

The Investment Adviser and Administrator

Miller/Howard Investments, Inc. (“Miller/Howard”) is the Fund’s investment adviser. Miller/Howard, a corporation organized under the laws of the State of Delaware, is located at The Fuller Building, 45 Pine Grove Avenue, Suite 301, Kingston, NY 12401. The Adviser is wholly owned by an employee stock ownership plan.

U.S. Bancorp Fund Services LLC is the administrator for the Fund, and its business address is 777 E. Wisconsin Avenue, Milwaukee, WI 53202.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of the reports filed with the SEC and upon representations that no applicable forms were required to be filed pursuant to Section 16(a) of the Exchange Act, the Fund believes that during the fiscal year ended October 31, 2022, its officers and Trustees complied with all applicable Section 16(a) filing requirements.

Cost of the Proxy Statement

The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Shares. The Fund has engaged American Stock Transfer & Trust Company, LLC for tabulation of proxies.

Broker Non-Votes and Abstentions

With respect to the Proposal, the affirmative vote of a plurality of votes cast for the Class II Nominees by the holders entitled to vote is necessary for the election of the Class II Nominees. For the purpose of the Proposal, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of the Fund’s quorum.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Annual Report for the period ending October 31, 2023.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board

Shareholders may mail written communications to the Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Miller/Howard High Income Equity Fund, P.O. Box 1598,
Kingston, NY 12402. All shareholder communications received by the Secretary will be forwarded promptly to the Board, the Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Persons to be Named as Proxies

The Board has named Eva Horowitz and Charles Atkins to serve as proxies (with full power of substitution) who are authorized to vote Shares of the Fund owned by record shareholders.

SHAREHOLDER PROPOSALS

Any shareholder desiring to present a proposal for inclusion in the Fund’s proxy materials for the 2024 annual meeting of shareholders of the Fund must submit the proposal in writing, so that it is received by the Fund no earlier than June 13, 2024 and no later than July 13, 2024.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Appendix A

Miller/Howard High Income Equity Fund
AUDIT COMMITTEE CHARTER
Committee Membership

The Audit Committee (the “Committee”) shall be composed of a chairperson who shall be an Independent Trustee appointed by the Board of Trustees as recommended by the Nominating & Governance Committee. New members of the Committee shall be appointed by the Board of Trustees as recommended by the Nominating & Governance Committee.

No member of the Audit Committee shall accept any consulting, advisory or other compensatory fees from the Trust (other than fees for services on the Board or committee thereof) or management of the Trust, or have any other relationship to the Trust that may interfere with the exercise of such person’s independence from the Trust and management of the Trust.

To the extent required by law, the Audit Committee shall determine whether at least one member of the Audit Committee is a “financial expert” as defined by the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002. No member determined to be a financial expert shall have any greater role or duty than the other members of the Audit Committee.

The Audit Committee shall meet at least twice a year and is empowered to hold special meetings as circumstances require. The Chairman will establish an agenda for each meeting. The Chairman may invite Trust officers and other interested parties to participate in meetings. The Audit Committee, in its discretion, may meet in executive session outside the presence of Trust officers and other parties.

A majority of the Audit Committee’s members will constitute a quorum.

Committee Functions

The Committee shall (i) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversee the quality and objectivity of the financial statements of the series of the Trust (the “Fund”) and the independent audit thereof, (iii) ascertain the independence of the Funds’ independent auditors, and (iv) act as a liaison between the Funds’ independent auditors and the full Board. The Committee shall have unrestricted access to the Board, independent auditors, outside counsel, investment adviser, administrator, distributor, custodian, pricing agents, management and other service providers to the Trust.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

The Committee shall be directly responsible for the selection, retention, compensation and termination of the Funds’ independent auditing firm based on an evaluation of that firm’s independence and the nature and performance of audit services and other services.

The Committee shall consider the qualifications and independence of the Funds’ independent accountants. The Committee shall review appropriate information including, without limitation, public records regarding the Funds’ independent accountants on file with the Public Company Accounting Board.

The Committee shall require that the independent auditors for the Funds submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent auditors and the Funds, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of such auditors and, if deemed appropriate by the Audit Committee, to recommend that the Board take appropriate action in response to the report of such independent auditors to satisfy itself of the independence of such auditors.

The Committee shall meet with the Funds’ independent auditors, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss those matters required by Statement of Accounting Standard Nos. 61 and 90 relating to the Funds’ financial statements, including, without limitation, any adjustment to such financial statements recommended by the independent auditors, or any other results of such audit(s); (iii) to consider the auditor’s comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) to review with the Funds’ independent auditors and make any recommendations to management it believes necessary or appropriate with respect to the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures; and (v) to review the form of opinion the auditors propose to render to the Board and shareholders.

The Committee shall receive and review reports by the Funds’ independent auditors regarding (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and Fund management, such as any management letter or schedule of unadjusted differences.

The Committee shall pre-approve all audit services to be provided to the Funds by the Funds’ independent auditors.

The Committee shall receive and review specific representations from the Funds’ independent auditors with respect to the independence of such auditors, audit partner rotation, and conflicts of interest described in Section 10A(1) of the Securities Exchange Act of 1934, and to consider whether the provisions of any non-audit services by the independent auditors is compatible with maintaining the independence of those auditors.

The Committee shall review and discuss the Funds’ audited financial statements with Fund management.

The Committee shall receive and review reports from the Funds’ principal executive officer, principal financial officer and chief compliance officer, or persons performing similar functions, regarding (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Funds’ ability to record, process, summarize, and report financial data; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Funds’ internal controls; and (iii) whether or not there were significant changes in the Funds’ internal controls or in other factors that could significantly affect the Funds’ internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Committee shall review legal and regulatory matters presented by legal counsel and the Funds’ independent auditors that may have a material impact on the Funds’ financial statements. The Committee shall review with the independent auditors, Fund management and the investment adviser any “illegal act,” as defined in Section 10A of the 1934 Act and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on the Funds’ financial statements.

With the advice of legal counsel and the independent auditors, as appropriate, the Committee shall promptly develop a recommendation to Fund management and the investment adviser designed to remedy any “illegal acts” or other significant matters brought to the attention of the Committee.

The Committee shall perform such other functions consistent with this Charter, the Trust’s Declaration of Trust, By-laws, and applicable law, as the Audit Committee or the Board deems necessary and appropriate.

Other Powers and Responsibilities

The Committee shall maintain minutes of its meetings. Minutes of all meetings of the Committee shall be submitted to the Board. The Committee will make available to the Board, upon request, all information considered in reaching its decisions.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel for the Independent Trustees and other experts or consultants at the expense of the Funds.

The Committee shall review this Charter as it deems appropriate and recommend any changes to the Board of Trustees.

Adopted: October 28, 2014
Approved: September 21, 2015
Approved: September 12, 2016
Approved: September 11, 2017
Approved: September 10, 2018
Approved: September 16, 2019
Approved: September 14, 2020
Approved: September 2, 2021
Approved: September 12, 2022

APPENDIX B

NOMINATING & GOVERNANCE COMMITTEE CHARTER
FOR MILLER/HOWARD HIGH INCOME EQUITY FUND

Committee Membership

The Nominating and Governance Committee (the “Committee”) shall be composed of a chairperson who shall be an independent Trustee appointed by the Board of Trustees as recommended by the Committee. New members of the Committee shall be appointed by the Board of Trustees as recommended by the Committee.

Nominating Functions

The Committee shall make nominations for independent Trustee membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Fund’s manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 and the NYSE rules. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act and the NYSE rules that might impair independence, e.g., business, financial or family relationships with managers or service providers. The Committee shall have unrestricted access to the Board of Trustees, independent auditors, outside counsel, investment adviser, administrator, distributor, custodian, pricing agents, management and other service providers to the Trust.

The Committee shall review the nominations for “interested persons” (as determined in accordance with Section 2(a)(19) of the Investment Company Act of 1940) to the board of Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and may consider nominees recommended by shareholders, other Board members, Fund management, Fund counsel and other service providers.

Recommendations by shareholders must be submitted in writing to the Secretary of the Funds. Any shareholder recommendation of candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act, as amended, to be considered by the Committee. In evaluating a candidate recommended by a shareholder, the Committee, in addition to other factors, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.

The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

In the event that the Chairman of the Board is a not an independent Trustee, the Committee, in order to safeguard integrity and promote good governance of the Fund, shall elect an independent lead trustee.

The Committee recognizes that diversity – inclusive of gender and race is beneficial to a well-functioning Board. Accordingly, and as a matter of policy and intention, the Fund will require that diverse candidates be included in every pool from which Trustees are chosen.

Governance Functions

The Committee shall monitor emerging corporate governance trends and oversee and evaluate the Funds’ corporate governance policies and programs and recommend to the Board such changes as the Committee believes desirable.

The Committee shall review shareholder proposals and recommend to the Board proposals for inclusion in the Funds’ proxy statement.

The Committee shall review periodically as it deems appropriate the Funds’ standards for independence of the Funds’ Trustees and recommend to the Board any modifications to these standards that the Committee deems desirable, and provide to the Board the Committee’s assessment of which Trustees should be deemed independent Trustees under the then-current standards and under any recommended modifications to the standards.

The Committee shall oversee the annual self-assessment process of the Board.

Other Powers and Responsibilities

The Committee shall maintain minutes of its meetings. Minutes of all meetings of the Committee shall be submitted to the Board. The Committee will make available to the Board, upon request, all information considered in reaching its decisions.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel for the independent Trustees and other experts or consultants at the expense of the Fund.

The Committee shall review this Charter as it deems appropriate and recommend any changes to the Board of Trustees.

Approved: October 28, 2014
Amended: June 14, 2016
Amended: June 11, 2018
Approved: December 9, 2019
Approved: September 14, 2020
Amended: June 14, 2021
Approved: September 2, 2021
Approved: June 13, 2022
Amended: June 12, 2023

ANNUAL MEETING OF SHAREHOLDERS OF

MILLER/HOWARD HIGH INCOME EQUITY FUND

September 26, 2023

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Proxy Statement is also available at https://www.astproxyportal.com/ast/19754

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

■    20200000000000001000 5 092623    ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TRUSTEES.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1.To elect two (2) Class II Trustees to the Board of Trustees of the Fund to serve for a three (3) year term expiring at the scheduled termination of the fund but no later than 2026.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR THE NOMINEES in Proposal 1.

NOMINEES: ☐ FOR ALL NOMINEES ¡ James E. Himman Class II Trustee ☐ WITHHOLD AUTHORITY ¡ Roger S. Conrad Class II Trustee FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See Instructions Below)
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐
MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Signature of Shareholder Date:             Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MILLER/HOWARD HIGH INCOME EQUITY FUND

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 26, 2023

The undersigned, revoking prior proxies, hereby appoints Charles Atkins and Eva Horowitz, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Annual Meeting of Shareholders of the Miller/Howard High Income Equity Fund (the “Fund”) to be held at the offices of Miller/Howard Investments, Inc., The Fuller Building, 45 Pine Grove Ave, Suite 301, Kingston, NY 12401, on September 26, 2022 at 2:00 p.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD, AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR CONSIDERATION BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY
ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

■1.1 (Continued and to be signed on the reverse side)            14475■